UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): February 20, 2008
GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 20, 2008, Graphic Packaging Corporation (the “Company”) issued a press release reporting its fourth quarter and full year 2007 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
ITEM 8.01. OTHER EVENTS.
The information required by this Item 8.01 is incorporated herein by reference to Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 20, 2008 reporting fourth quarter and full year 2007 results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING CORPORATION (Registrant)
Date: February 20, 2008	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary